Farmers New World Life Insurance Company

Legal Department

3003 77th Avenue S.E.

Mercer Island, Washington 98040

Garrett B. Paddor

Vice President, General Counsel and Corporate Secretary

Direct: 206/275-8152

Main: 206/275-8140

Email: garrett_paddor@farmersinsurance.com

September 2, 2016

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Farmers Variable Life Separate Account A

Commissioners:

Farmers New World Life Insurance Company, on behalf of Farmers Variable Life Separate Account A (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 (“Act”), mailed to its contract owners the semi-annual reports, for the period ended June 30, 2016, for each of the following underlying funds in which Registrant invests:

American Funds Insurance Series (File No. 811-03857)

Calvert Variable Series, Inc. (File No. 811-03591)

The Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)

Dreyfus Variable Investment Fund (File No. 811-05125)

Deutsche Investments VIT Funds (File No. 811-07507)

Deutsche Variable Series I (File No. 811-04257)

Deutsche Variable Series II (File No. 811-05002)

Fidelity Variable Insurance Products Fund (File No. 811-03329)

Fidelity Variable Insurance Products Fund II (File No. 811-05511)

Fidelity Variable Insurance Products III (File No. 811-07205)

Fidelity Variable Insurance Products V (File No. 811-05361)

Franklin Templeton Variable Insurance Products Trust (File No. 811-05583)

Goldman Sachs Variable Insurance Trust (File No. 811-08361)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

Principal Variable Contracts Fund, Inc. (File No. 811-01944)

We are also filing the cover letters that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned or Juanita M. Thomas, Esq., at (573) 754-4805.

Sincerely yours,

/s/ Garrett B. Paddor
Garrett B. Paddor
Vice President, General Counsel and Corporate Secretary

Farmers New World Life Insurance Company Home Office: 3003 77th Avenue S.E. Mercer Island, WA 98040 (206) 232-8400 Variable Policy Service Office: PO Box 724208 Atlanta, GA 31139 (877) 376-8008

August 31, 2016

Dear Farmers Client:

Farmers Life® is pleased to continue with our customized process for producing and distributing semi-annual reports to our Farmers Variable Life and Variable Annuity customers.

Your customized semi-annual report is enclosed. The report provides an update on the relevant portfolios’ performance as of June 30, 2016. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the enclosed information is helpful. If you have any questions concerning your policy or contract, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

Also, please take note of our e-Delivery service, where you can choose to receive these and similar documents electronically. The service is easy, efficient, and environmentally friendly.

We appreciate your business and look forward to continuing to serve your insurance needs.

Sincerely, Harris Mortensen Head of Service Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org

Farmers New World Life Insurance Company

Home Office: 3003 77th Avenue S.E.

Mercer Island, WA 98040

(206) 232-8400

Variable Policy Service Office:

PO Box 724208

Atlanta, GA 31139

(877) 376-8008                         VIA Electronic Delivery

August 31, 2016

Dear Farmers Client:

You have consented to the delivery of fund company annual and semi-annual reports in electronic format.

Included with this letter is a menu listing the individual fund company semi-annual reports which are available for your viewing. These reports provide an update on the relevant portfolios’ performance as of June 30, 2016. Portfolio performance does not take into account the fees charged by your policy or contract. If these fees had been included, the performance would have been lower. As always, past performance cannot predict or guarantee future returns.

We hope that the information is helpful. If you have any questions concerning your policy or contract or you wish to receive these reports in paper format, please do not hesitate to call your Farmers Insurance and Financial Services Agent or our Variable Policy Service Office toll-free, at (877) 376-8008.

We appreciate your business and look forward to continuing to serve your insurance needs.

Thank you for joining us in our efforts to “go paperless!”

Sincerely,

Harris Mortensen

Head of Service Operations

Distributed by: Farmers Financial Solutions, LLC, 30801 Agoura Road, Bldg. 1, Agoura Hills, CA 91301-2054 / (818) 584-0200 Member FINRA & SIPC

Information about the Securities Investor Protection Corporation (SIPC) including the SIPC Brochure may be obtained by contacting SIPC at (202) 371-8300 or via the internet at www.sipc.org